UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 4, 2005



                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)


                     001-16503                  98-0352587
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           (Commission File Number)     (IRS Employer Identification No.)



                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)


                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.  01       Other Events

On May 4, 2005 Willis Group Holdings Limited (WGHL) issued a press release announcing that Chairman and Chief Executive Officer Joe Plumeri has adopted a pre-arranged, personal trading plan in accordance with guidelines specified by Rule 10b5-1 under the Securities Exchange Act of 1934. The press release is attached as Exhibit 99.1 hereto.

Rule 10b5-1 permits insiders to sell fixed portions of their holdings over a designated period of time by establishing pre-arranged written plans at a time when they are not in possession of material non-public information.

Mr. Plumeri's Rule 10b5-1 plan authorizes his stockbroker to sell 2,350,000 shares of his Willis common stock in installments commencing in June 2005. After giving effect, Mr. Plumeri will continue to hold approximately 2.4 million shares and options of Willis common stock.


Item 9.01.        Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1     Press Release of WGHL dated May 4, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WILLIS GROUP HOLDINGS LIMITED


Date: May 4, 2005                 By: /s/ William P. Bowden, Jr.
                                      ---------------------------
                                  Name:      William P. Bowden, Jr.
                                  Title:     General Counsel

                                  EXHIBIT INDEX

         Exhibit No.          Description
         -----------          -----------
         99.1                 Press Release of WGHL dated May 4, 2005